UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10379

PIMCO California Municipal Income Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: April 30, 2007

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund
Annual Report
April 30, 2007

Contents

Letter to Shareholders	1
Performance & Statistics	2-7
Schedules of Investments	8-24
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	28-29
Statement of Cash Flows	30
Notes to Financial Statements	31-38
Financial Highlights	39-41
Report of Independent Registered Public Accounting Firm	42
Tax Information/Annual Shareholder Meeting Results/Corporate Changes	43
Privacy Policy/Proxy Voting Policies & Procedures	44
Dividend Reinvestment Plan	45
Board of Trustees	46-47
Principal Officers	48

PIMCO Municipal Income Funds
Letter   to Shareholders

June 13, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively, the ‘‘PIMCO Municipal Funds’’ or the ‘‘Funds’’) for the fiscal year ended April 30, 2007.

The bond market delivered positive returns during the period as economic growth moderated, although a correction in the housing market caused some weakness for bonds. The Federal Reserve left the Federal Funds rate unchanged at 5.25% through the period as inflation levels continued to track somewhat higher than the central bank’s stated comfort level.

For specific information on the Funds and their performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

4.30.07 | PIMCO Municipal Income Funds Annual Report 1

PIMCO Municipal Income Fund
Performance & Statistics
April 30, 2007 (unaudited)

•	For the fiscal year ended April 30, 2007, PIMCO Municipal Income Fund returned 9.09% on net asset value (NAV) and 17.77% on market price, compared with 1.66% and 5.30%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	Municipal bond yields decreased for the 12 month period as the appetite for tax free municipals remained strong.

•	Interest rates for Treasuries and Libor Swaps also moved lower for the 12 month period.

•	Municipal bond issuance increased significantly during the 12 month period, supply levels stood at $428 Billion, with the largest increase coming from year-to-date 2007 where supply increased almost 40% versus the same four-month period in 2006.

•	The municipal yield curve flattened over the period: 10-year, 20-year and 30-year maturity AAA General Obligation yields decreased by 33, 34, and 44 basis points, respectively.

•	Municipal to Treasury yield ratios ended the 12 month period with 10-year ratios at 81.1% and 30-year ratios at 84.9%.

•	Long municipals underperformed long Treasuries and the taxable debt sector; the Lehman Long Municipal Bond Index returned 7.36%, while the Long Government/Credit and the Long Lehman Treasury Indices returned 10.38% and 9.76%, respectively for the 12 month period.

•	Tobacco securitization sector holdings performed well due to favorable news related to underlying tobacco companies and the advance refunding of older, higher cost debt.

•	Exposure to zero coupon municipals was positive for performance. The Lehman Zero Coupon Municipal Bond Index returned 10.01% for the period versus 7.36% for the Lehman Long Municipal Bond Index.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	17.77%	9.09%
3 Year	17.19%	8.72%
5 Year	11.28%	7.95%
Commencement of Operations (6/29/01) to 4/30/07	10.14%	7.55%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/07

Market Price/NAV:
Market Price	$18.00
NAV	$14.85
Premium to NAV	21.21%
Market Price Yield(2)	5.42%

Moody’s Ratings
(as a % of total investments)

2 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Fund
Performance & Statistics
April 30, 2007 (unaudited)

(1)	Past performance is no guarantee of future results. Total return is determined by subtracting the initial investment from the value at the end of the period and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2007.

4.30.07 | PIMCO Municipal Income Funds Annual Report 3

PIMCO California Municipal Income Fund
Performance & Statistics
April 30, 2007 (unaudited)

•	For the 12 months ended April 30, 2007, PIMCO California Municipal Income Fund returned 9.11% on net asset value (NAV) and 18.20% on market price, compared with 1.62% and 4.69%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	Municipal bond yields decreased for the 12 month period as the appetite for tax free municipals remained strong.

•	Interest rates for Treasuries and Libor Swaps also moved lower for the 12 month period.

•	Municipal bond issuance increased significantly during the 12 month period, supply levels stood at $428 Billion, with the largest increase coming from year-to-date 2007 where supply increased almost 40% versus the same four-month period in 2006.

•	The municipal yield curve flattened over the period: 10-year, 20-year and 30-year maturity AAA General Obligation yields decreased by 33, 34, and 44 basis points, respectively.

•	Municipal to Treasury yield ratios ended the 12 month period with 10-year ratios at 81.1% and 30-year ratios at 84.9%.

•	Long municipals underperformed long Treasuries and the taxable debt sector; the Lehman Long Municipal Bond Index returned 7.36%, while the Long Government/Credit and the Long Lehman Treasury Indices returned 10.38% and 9.76%, respectively for the 12 month period.

•	Tobacco securitization sector holdings performed well due to favorable news related to underlying tobacco companies and the advance refunding of older, higher cost debt.

•	Exposure to zero coupon municipals was positive for performance. The Lehman Zero Coupon Municipal Bond Index returned 10.01% for the period versus 7.36% for the Lehman Long Municipal Bond Index.

•	Municipal bonds within California outperformed the national index for the period. The California Index returned 6.15% versus the National Index return of 5.78%. California was the largest issuer of tax-exempt debt during the 12 months.

•	The shape of the California State AAA insured municipal yield curve flattened over the 12 months: 5-year maturity credits decreased by 7 basis points, 10-year maturities decreased by 34 basis points, and 30-year maturities decreased by 42 basis points.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	18.20%	9.11%
3 Year	17.38%	8.87%
5 Year	10.60%	7.90%
Commencement of Operations (6/29/01) to 4/30/07	9.53%	7.16%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/07

Market Price/NAV:
Market Price	$17.70
NAV	$14.84
Premium to NAV	19.27%
Market Price Yield(2)	5.22%

4 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO California Municipal Income Fund
Performance & Statistics
April 30, 2007 (unaudited)

(1)	Past performance is no guarantee of future results. Total return is determined by subtracting the initial investment from the value at the end of the period and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2007.

4.30.07 | PIMCO Municipal Income Funds Annual Report 5

PIMCO New York Municipal Income Fund
Performance & Statistics
April 30, 2007 (unaudited)

•	For the 12 months ended April 30, 2007, PIMCO New York Municipal Income Fund increased 8.05% on net asset value and 8.89% on market price, compared with 1.49% and 5.11%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	Municipal bond yields decreased for the 12 month period as the appetite for tax free municipals remained strong.

•	Interest rates for Treasuries and Libor Swaps also moved lower for the 12 month period.

•	Municipal bond issuance increased significantly during the 12 month period, supply levels stood at $428 Billion, with the largest increase coming from year-to-date 2007 where supply increased almost 40% versus the same four-month period in 2006.

•	The municipal yield curve flattened over the period: 10-year, 20-year and 30-year maturity AAA General Obligation yields decreased by 33, 34, and 44 basis points, respectively.

•	Municipal to Treasury yield ratios ended the 12 month period with 10-year ratios at 81.1% and 30-year ratios at 84.9%.

•	Long municipals underperformed long Treasuries and the taxable debt sector; the Lehman Long Municipal Bond Index returned 7.36%, while the Long Government/Credit and the Long Lehman Treasury Indices returned 10.38% and 9.76% respectively for the 12 month period.

•	Tobacco securitization sector holdings performed well due to favorable news related to underlying tobacco companies and the advance refunding of older, higher cost debt.

•	Exposure to zero coupon municipals was positive for performance. The Lehman Zero Coupon Municipal Bond Index returned 10.01% for the period versus 7.36% for the Lehman Long Municipal Bond Index.

•	Municipal bonds within New York underperformed the national index for the period. The New York Index returned 5.61% versus the National Index return of 5.78%. New York was the second largest issuer of tax-exempt debt during the 12 months.

•	The shape of the New York Insured AAA municipal yield curve flattened over the quarter: 5-year maturity AAA credits decreased by 6 basis points, 10-year maturities decreased by 32 basis points, and 30-year maturities decreased by 39 basis points.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	8.89%	8.05%
3 Year	12.42%	7.28%
5 Year	7.71%	6.32%
Commencement of Operations (6/29/01) to 4/30/07	6.50%	5.79%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/07

Market Price/NAV:
Market Price	$15.02
NAV	$13.74
Premium to NAV	9.32%
Market Price Yield(2)	4.55%

6 PIMCO Municipal Income Funds Annual Report  | 4.30.07

PIMCO New York Municipal Income Fund
Performance & Statistics
April 30, 2007 (unaudited)

(1)	Past performance is no guarantee of future results. Total return is determined by subtracting the initial investment from the value at the end of the period and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2007.

4.30.07 | PIMCO Municipal Income Funds Annual Report  7

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS & NOTES–95.7%
	Alabama–1.9%
$2,500	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev., 5.875%, 11/15/24, Ser. A	Baa1/NR	$2,649,400
8,000	Huntsville Health Care Auth. Rev., 5.75%, 6/1/31, Ser. A, (Pre-refunded @ $101, 6/1/11) (b)	A2/NR	8,677,760
			11,327,160
	Alaska–1.1%
6,000	Northern Tobacco Securitization Corp. Rev., 5.50%, 6/1/29, (Pre-refunded @ $100, 6/1/11) (b)	Aaa/AAA	6,395,760
	Arizona–1.2%
2,000	Apache Cnty. Industrial Dev. Auth., Pollution Control Rev.,
	Tucson Electric Power Co., 5.875%, 3/1/33, Ser. B	Baa3/B+	2,009,700
1,260	Pima Cnty. Industrial Dev. Auth. Rev., 5.00%, 6/1/37	NR/BBB−	1,265,897
3,500	Salt River Project Agricultural Improvement & Power Dist. Rev.,
	4.75%, 1/1/35, Ser. A	Aa1/AA	3,592,330
			6,867,927
	Arkansas–0.6%
8,500	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/36 (AMBAC)	Aaa/AAA	2,282,420
	Little Rock Municipal Property Owners Multipurpose Improvement Dist.,
	Special Tax, Ser. A,
425	5.00%, 3/1/16	NR/NR	430,419
500	5.25%, 3/1/23	NR/NR	507,635
			3,220,474
	California–4.7%
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
6,000	5.00%, 6/1/33	Baa3/BBB	5,982,420
10,000	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	11,622,500
10,000	Riverside Cnty. Public Financing Auth., Tax Allocation,
	4.50%, 10/1/30, Ser. A (XLCA)	Aaa/AAA	9,999,600
			27,604,520
	Colorado–2.6%
600	Black Hawk Rev., 5.00%, 12/1/18	NR/NR	617,472
	Denver Health & Hospital Auth. Healthcare Rev., Ser. A,
2,000	5.375%, 12/1/28	Baa3/BBB	2,020,740
1,000	6.00%, 12/1/23	Baa3/BBB	1,061,820
12,400	Health Facs. Auth. Rev., Liberty Heights, zero coupon, 7/15/24	NR/AAA	5,885,412
4,965	Northwest Parkway Public Highway Auth. Rev., 7.125%, 6/15/41, Ser. D	B3/CCC	5,356,888
			14,942,332

8 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Connecticut–0.2%
$1,000	State Dev. Auth. Pollution Control Rev., 5.85%, 9/1/28	Baa1/BBB−	$1,043,870
	District of Columbia–1.0%
5,325	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	Baa3/BBB	5,673,149
	Florida–1.8%
9,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System,
	6.00%, 11/15/31, Ser. A, (Pre-refunded @ $101, 11/15/11) (b)	A2/NR	9,936,720
500	Lee Cnty. Industrial Dev. Auth. Rev., 5.375%, 6/15/37, Ser. A	NR/BB	506,395
			10,443,115
	Georgia–1.9%
	Municipal Electric Auth. Power Rev. (MBIA-IBC),
9,700	5.50%, 1/1/20	Aaa/AAA	10,709,188
300	5.50%, 1/1/20, Ser. Z	Aaa/AAA	332,985
			11,042,173
	Illinois–12.5%
	Chicago, GO, Ser. A (FGIC),
2,935	5.375%, 1/1/34	Aaa/AAA	3,027,981
6,145	5.375%, 1/1/34, (Pre-refunded @ $101, 1/1/09) (b)	Aaa/AAA	6,369,845
10,115	Chicago Board of Education, GO, zero coupon, 12/1/31, Ser. A (FGIC)	Aaa/AAA	3,339,669
2,000	Chicago Water Rev., 5.25%, 11/1/27, (Pre-refunded @ $102, 11/1/07) (FGIC) (b)	Aaa/AAA	2,055,020
	Educational Facs. Auth. Rev.,
1,115	Midwestern Univ., 5.50%, 5/15/18, Ser. B	NR/A−	1,140,623
	Univ. of Chicago,
5,000	5.125%, 7/1/38 (j)	NR/NR	5,100,400
190	5.25%, 7/1/41	Aa1/AA	199,800
4,810	5.25%, 7/1/41, (Pre-refunded @ $101, 7/1/11) (b)	Aa1/AA	5,132,381
	Finance Auth. Rev.,
1,500	5.00%, 12/1/36	NR/BBB	1,538,280
5,000	5.50%, 11/15/29, (Pre-refunded @ $101, 11/15/09) (b)	A2/A+	5,256,250
1,260	5.65%, 11/15/24, (Pre-refunded @ $101, 11/15/09) (b)	A2/A+	1,329,111
	Health Facs. Auth. Rev.,
3,000	Decatur Memorial Hospital, 5.75%, 10/1/24	A2/A	3,170,490
5,425	Silver Cross Hospital, 5.50%, 8/15/25, (Pre-refunded @ $101, 8/15/09) (b)	NR/A	5,687,733
	Lake Cnty. Community High School Dist., GO, Ser. B (FGIC),
5,000	zero coupon, 2/1/19	Aaa/AAA	3,040,650
5,000	zero coupon, 2/1/20	Aaa/AAA	2,900,100
5,690	zero coupon, 2/1/22	Aaa/AAA	3,003,808
7,345	Regional Transportation Auth. Rev., 5.50%, 6/1/23, Ser. B (FGIC)	Aaa/AAA	8,556,264
3,000	State Sales Tax Rev., 5.125%, 6/15/20, Ser. 1	Aa3/AAA	3,151,200

4.30.07 | PIMCO Municipal Income Funds Annual Report 9

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Illinois–(continued)
	Univ. Rev. (FGIC),
$1,495	5.25%, 4/1/32	Aaa/AAA	$1,561,991
3,505	5.25%, 4/1/32, (Pre-refunded @ $100, 4/1/11) (b)	Aaa/AAA	3,701,035
4,000	Winnebago-Boone ETC Cntys. Rock Valley Community College, Dist. No. 511, GO, 5.30%, 10/1/18, (Partially pre-refunded @ $100, 10/1/10) (FGIC) (b)	Aaa/NR	4,175,800
			73,438,431
	Indiana–1.8%
500	Anderson Rev., 5.00%, 10/1/32	NR/NR	507,400
6,500	Carmel School Building Corp. Rev., 5.00%, 7/15/22, (Pre-refunded @ $101, 7/15/11) (MBIA) (b)	Aaa/AAA	6,881,290
1,225	Richland-Bean Blossom School Building Corp. Rev., 5.00%, 1/15/22 (FGIC)	Aaa/AAA	1,268,022
1,825	Zionsville Community Schools Building Corp. Rev., 5.00%, 7/15/27, Ser. A (FSA)	NR/AAA	1,916,250
			10,572,962
	Kansas–3.5%
	Wichita Hospital Rev.,
5,000	5.625%, 11/15/31, Ser. III	NR/A+	5,298,650
14,370	6.25%, 11/15/24, Ser. XI	NR/A+	15,271,287
			20,569,937
	Kentucky–0.2%
910	Economic Dev. Finance Auth., Hospital Facs. Rev., St. Luke’s Hospital,
	6.00%, 10/1/19	A3/A	1,010,400
	Louisiana–6.0%
4,300	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
	6.55%, 9/1/25 (ACA)	NR/A	4,892,153
27,895	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	29,933,288
			34,825,441
	Maryland–0.2%
1,150	Baltimore Water Project Rev., 5.125%, 7/1/42, Ser. A (FGIC)	Aaa/AAA	1,200,462
	Massachusetts–1.8%
10,000	Health & Educational Facs. Auth. Rev., Partners Healthcare Systems,
	5.75%, 7/1/32, Ser. C (j)	Aa2/AA	10,701,200
	Michigan–4.6%
	Detroit, GO, Ser. A-1 (MBIA),
1,000	5.375%, 4/1/15	Aaa/AAA	1,061,290
1,000	5.375%, 4/1/17	Aaa/AAA	1,059,630
5,650	Forest Hills Public Schools, GO, 5.25%, 5/1/18, (Pre-refunded @ $100, 5/1/10) (b)	Aa2/NR	5,896,057

10 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Michigan–(continued)
$1,500	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	$1,490,490
3,000	Mount Clemens Community School Dist., GO, 5.00%, 5/1/31	Aa3/AA	3,106,050
50	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 5.25%, 11/15/35, Ser. M (MBIA)	Aaa/AAA	51,958
4,000	State Hospital Finance Auth. Rev., Detroit Medical Center, 6.25%, 8/15/13	Ba3/BB−	4,013,080
2,000	State Strategic Fund Ltd. Obligation Rev., Detroit Edison Pollution Control Co., 5.45%, 9/1/29	A3/BBB+	2,085,000
3,000	Taylor Tax Increment Finance Auth., Tax Allocation, 5.375%, 5/1/17 (FSA)	Aaa/AAA	3,174,720
6,255	Wayne Charter Cnty. Airport Fac. Rev., 6.75%, 12/1/15 (a) (d)	NR/NR	4,899,854
			26,838,129
	Minnesota–0.6%
	Agricultural & Economic Dev. Board Rev., Health Care System,
95	6.375%, 11/15/29	A2/A	103,027
2,905	6.375%, 11/15/29, (Pre-refunded @ $101, 11/15/10) (b)	A2/A	3,188,673
			3,291,700
	Missouri–0.4%
2,500	Interstate 470 & 350 Transportation Dev. Dist. Rev., 6.35%, 5/1/22	NR/NR	2,528,950
	Nevada–3.5%
3,000	Clark Cnty. Rev., 5.25%, 7/1/34, Ser. B, (Pre-refunded @ $100, 7/1/11) (FGIC) (b)	Aaa/AAA	3,177,660
4,250	Truckee Meadows Water Auth. Rev., 5.25%, 7/1/34, Ser. A, (Pre-refunded @ $100, 7/1/11) (FSA) (b)	Aaa/AAA	4,501,685
12,185	Washoe Cnty., Water & Sewer, 5.00%, 1/1/35, GO (MBIA) (j)	Aaa/AAA	12,876,864
			20,556,209
	New Hampshire–0.5%
3,000	State Business Finance Auth. Pollution Control Rev., Conn. Light & Power Co., 5.85%, 12/1/22	Baa1/BBB−	3,133,290
	New Jersey–3.7%
16,550	Economic Dev. Auth., Kapkowski Road Landfill, Special Assessment, 5.75%, 4/1/31	Baa3/NR	18,389,532
	Economic Dev. Auth. Rev., Arbor Glen,
2,510	5.875%, 5/15/16	NR/NR	2,595,742
450	5.875%, 5/15/16, Ser. A, (Pre-refunded @ $102, 5/15/09) (b)	NR/NR	477,072
			21,462,346
	New Mexico–0.4%
2,500	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa2/BBB	2,526,600

4.30.07 | PIMCO Municipal Income Funds Annual Report 11

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	New York–2.2%
$5,000	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.25%, 10/1/35	Aa3/AA−	$5,720,750
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
1,120	5.00%, 6/15/37, Ser. D (j)	Aa2/AA+	1,177,109
3,000	5.00%, 6/15/39, Ser. A	Aa2/AA+	3,134,910
2,875	Westchester Cnty. Healthcare Corp. Rev., 5.875%, 11/1/25, Ser. A	Ba2/BBB−	3,002,449
			13,035,218
	North Carolina–0.5%
	Capital Facs. Finance Agcy., Duke Univ. Rev., Ser. A,
570	5.125%, 10/1/41	Aa1/AA+	591,010
2,430	5.125%, 10/1/41, (Pre-refunded @ $100, 10/1/11) (b)	Aaa/AAA	2,572,714
			3,163,724
	Ohio–1.2%
	Lorain Cnty. Hospital Rev., Catholic Healthcare Partners,
2,500	5.625%, 10/1/17	Aa3/AA−	2,672,175
2,565	5.75%, 10/1/18	Aa3/AA−	2,748,038
1,235	State Turnpike Commission Rev., 5.50%, 2/15/15	Aa3/AA	1,310,051
			6,730,264
	Pennsylvania–3.9%
	Allegheny Cnty.,
5,780	Hospital Dev. Auth. Rev., 9.25%, 11/15/30, Ser. B	Ba3/B+	6,811,094
1,000	Industrial Dev. Auth. Rev., USX Corp., 5.60%, 9/1/30	Baa1/BBB+	1,033,110
1,095	Port Auth. Rev., 5.25%, 3/1/20 (FGIC)	Aaa/AAA	1,158,882
2,575	Delaware Cnty. Auth. College Rev., Neumann College, 5.80%, 10/1/17	NR/BBB−	2,707,458
6,200	Higher Educational Facs. Auth. Rev., 6.00%, 1/15/31, Ser. A	Aa3/A+	6,713,484
4,610	Philadelphia Hospitals & Higher Education Facs. Auth. Hospital Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa2/BBB	4,620,926
			23,044,954
	Puerto Rico–2.3%
850	Commonwealth of Puerto Rico, GO, 5.00%, 7/1/35, Ser. B	Baa3/BBB	887,408
1,600	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	1,683,072
10,665	Gov’t Dev. Bank for Puerto Rico Rev., 5.00%, 12/1/08, Ser. B	Baa3/BBB	10,840,866
			13,411,346
	Rhode Island–3.3%
18,000	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	19,347,299
	South Carolina–4.6%
	Greenwood Cnty. Hospital Rev., Self Memorial Hospital,
3,500	5.50%, 10/1/21	A2/A	3,681,335
2,000	5.50%, 10/1/26	A2/A	2,101,160

12 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	South Carolina–(continued)
$3,000	Jobs Economic Dev. Auth. Hospital Facs. Rev., Georgetown Memorial Hospital, 5.375%, 2/1/30 (Radian)	NR/AA	$3,136,710
15,600	Tobacco Settlement Rev. Management Auth., 6.375%, 5/15/30, Ser. B	Baa3/BBB	18,159,960
			27,079,165
	Tennessee–0.2%
940	Memphis Health Educational & Housing Fac. Rev., Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)	NR/NR	946,232
	Texas–13.1%
1,750	Austin Convention Enterprises, Inc., 5.75%, 1/1/32, Ser. B, (Pre-refunded @ $100, 1/1/11) (b)	Aaa/NR	1,870,453
4,000	Austin Rev., 5.25%, 5/15/31, Ser. A & B (FSA)	Aaa/AAA	4,170,840
2,935	Bell Cnty. Health Fac. Dev. Corp. Rev., 5.25%, 11/15/19	NR/A−	2,986,333
10,000	Coppell Independent School Dist., GO, zero coupon, 8/15/29 (PSF-GTD)	Aaa/AAA	3,645,600
	Corpus Christi Refinance & Improvement, GO (FSA),
1,125	5.375%, 3/1/18	Aaa/AAA	1,187,100
1,740	5.375%, 3/1/18, (Pre-refunded @ $100, 3/1/11) (b)	Aaa/AAA	1,843,043
9,000	Cypress-Fairbanks Independent School Dist., GO, 4.80%, 2/15/26, Ser. B (PSF-GTD)	Aaa/AAA	9,340,920
	Duncanville Independent School Dist., GO, Ser. B (PSF-GTD),
20	5.25%, 2/15/32	Aaa/AAA	21,015
3,660	5.25%, 2/15/32, (Pre-refunded @ $100, 2/15/12) (b)	Aaa/AAA	3,904,744
	Harris Cnty. Health Facs. Dev. Corp. Rev. (b),
5,000	Christus Health, 5.375%, 7/1/29, Ser. A, (Pre-refunded @ $101, 7/1/09) (MBIA)	Aaa/AAA	5,219,400
7,000	Memorial Hermann Healthcare, 6.375%, 6/1/29, (Pre-refunded @ $101, 6/1/11)	A2/A+	7,757,120
8,500	St. Lukes Episcopal Hospital, 5.375%, 2/15/26, Ser. A, (Pre-refunded @ $100, 8/15/11) (j)	NR/AAA	9,051,735
	Mansfield Independent School Dist., GO (PSF-GTD),
285	5.25%, 2/15/23	Aaa/AAA	297,782
1,715	5.25%, 2/15/23, (Pre-refunded @ $100, 2/15/11) (b)	Aaa/AAA	1,807,953
4,380	Southlake Park Dev. Corp. Rev.,
	5.60%, 8/15/31, (Pre-refunded @ $100, 2/15/11) (AMBAC) (b)	Aaa/AAA	4,637,675
4,530	State, GO, 5.30%, 8/1/18, Ser. A	Aa1/AA	4,740,917
19,990	State Turnpike Auth. Rev., zero coupon, 8/15/25, Ser. A (AMBAC)	Aaa/AAA	8,924,136
4,920	Univ. Rev., 5.00%, 7/1/26, Ser. B, (Pre-refunded @ $100, 7/1/14) (b)	Aaa/AAA	5,302,874
			76,709,640
	Utah–1.2%
7,000	Salt Lake Cnty. Hospital Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	Aaa/AAA	7,286,720

4.30.07 | PIMCO Municipal Income Funds Annual Report 13

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Washington–2.4%
	Cowlitz Cnty. School Dist. No. 458 Kelso, GO, (Pre-refunded @ $100, 12/1/11) (FSA) (b),
$985	5.625%, 12/1/14	Aaa/NR	$1,064,145
1,225	5.625%, 12/1/16	Aaa/NR	1,323,429
3,415	Kent, GO, 5.375%, 12/1/20 (MBIA)	Aaa/AAA	3,612,489
5,420	King Cnty. School Dist. No. 1 Seattle, GO, 5.25%, 12/1/21, Ser. A (MBIA)	Aaa/AAA	5,728,506
	State Housing Finance Commission Rev., Skyline at First Hill, Ser. A,
275	5.25%, 1/1/17	NR/NR	278,515
2,250	5.625%, 1/1/38	NR/NR	2,304,562
			14,311,646
	Wisconsin–4.1%
	Badger Tobacco Asset Securitization Corp. Rev.,
5,000	5.75%, 6/1/12	Baa3/BBB	5,343,850
9,785	6.00%, 6/1/17	Baa3/BBB	10,545,392
3,515	State, GO, 5.00%, 5/1/22, Ser. A (FGIC)	Aaa/AAA	3,682,419
	Wisconsin Health & Educational Facs. Auth. Rev.,
2,250	Divine Savior Healthcare, 5.00%, 5/1/32	NR/BBB	2,279,273
2,230	Kenosha Hospital & Medical Center, 5.625%, 5/15/29	NR/A	2,286,999
			24,137,933
	Total Municipal Bonds & Notes (cost–$523,117,738)		560,420,678
VARIABLE RATE NOTES (c)(g)–3.7%
	Hawaii–0.3%
1,388	City & Cnty. of Honolulu Rev., 8.24%, 7/1/23, Ser. 400 (FGIC) (f)	Aaa/NR	1,597,360
	Illinois–0.6%
2,902	Cook Cnty., GO, 8.24%, 11/15/28, Ser. 458 (FGIC) (f)	Aaa/NR	3,436,560
	New York–1.8%
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
6,000	7.728%, 6/15/39	Aa2/AA2	7,206,960
2,600	8.460%, 6/15/26 (f)	NR/AA+	3,078,400
			10,285,360
	Texas–0.7%
3,595	Harris Cnty. Health Facs. Dev. Corp. Rev., 10.12%, 7/1/29, Ser. 357 (MBIA) (f)	Aaa/NR	4,383,743
	Washington–0.3%
1,800	Seattle, GO, 8.87%, 12/15/28, Ser. 348 (f)	Aa1/NR	2,007,630
	Total Variable Rate Notes (cost–$17,858,724)		21,710,653

14 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
VARIABLE RATE DEMAND NOTES (g)(h)–0.4%
	Florida–0.4%
$2,200	Jacksonville, Pollution Control Rev., 4.16%, 5/1/07 (cost–$2,200,000)	VMIG1/A-1	$2,200,000
U.S. TREASURY BILLS (i)–0.2%
$1,230	4.945%-5.035%, 5/31/07-6/14/07 (cost–$1,222,718)		1,222,718
RIGHTS (e)–0.0%
Shares
	Michigan–0.0%
18,009	Wayne Charter Cnty., expires 5/7/07 (cost–$0)	NR/NR	—
	Total Investments (cost–$544,399,180)–100.0%		$585,554,049

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Income Funds Annual Report 15

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CALIFORNIA MUNICIPAL BONDS & NOTES–88.9%
$1,000	ABAG Finance Auth. for Nonprofit Corps., CP, 5.375%, 2/15/19	NR/BBB	$1,040,250
1,000	Rev., 5.375%, 11/15/25 (CA Mtg. Ins.)	NR/A+	1,039,970
1,385	Alvord Unified School Dist., GO, 5.375%, 8/1/29, Ser. C (FSA)	Aaa/NR	1,395,734
6,405	Campbell Union High School Dist., GO, 5.50%, 8/1/30 (FSA)	Aaa/NR	6,770,149
2,250	Capistrano Unified School Dist., Special Tax, 5.75%, 9/1/29, (Pre-refunded @ $102, 9/1/09) (b)	NR/NR	2,397,848
5,250	Central JT Powers Health Financing Auth., CP, 5.75%, 2/1/31, (Pre-refunded @ $101, 2/1/11) (b)	Baa2/BBB−	5,416,268
4,140	Charter Oak Unified School Dist., GO, 5.00%, 7/1/28, Ser. B, (Pre-refunded @ $100, 7/1/13) (FSA) (b)	Aaa/AAA	4,452,777
	Contra Costa Cnty. Public Financing Auth., Tax Allocation,
2,150	5.125%, 8/1/19	NR/BBB	2,226,432
600	5.125%, 8/1/19, (Pre-refunded @ $102, 8/1/09) (b)	NR/BBB	630,468
5,000	5.85%, 8/1/33	NR/BBB	5,332,700
2,750	CSUCI Financing Auth. Rev., 5.00%, 9/1/31, Ser. A, (Pre-refunded @ $100, 9/1/11) (MBIA) (b)	Aaa/AAA	2,906,282
3,635	Cucamonga Cnty. Water Dist., CP, 5.125%, 9/1/35 (FGIC)	Aaa/AAA	3,799,120
	East Side Union High School Dist., Santa Clara Cnty., GO, Ser. E (XLCA),
1,985	zero coupon, 8/1/21	Aaa/AAA	1,042,859
1,490	zero coupon, 8/1/22	Aaa/AAA	742,810
	El Monte, CP (AMBAC),
10,790	4.75%, 6/1/30	Aaa/AAA	10,965,445
14,425	5.25%, 1/1/34	Aaa/AAA	15,072,682
	Foothill/Eastern Corridor Agcy., Toll Road Rev.,
5,000	zero coupon, 1/15/33	Baa3/BBB−	1,119,000
5,000	zero coupon, 1/15/34	Baa3/BBB−	1,051,300
	Fremont Community Dist., Special Tax,
165	6.00%, 9/1/18	NR/NR	172,851
505	6.00%, 9/1/19	NR/NR	528,230
3,500	6.30%, 9/1/31	NR/NR	3,678,325
	Golden State Tobacco Securitization Corp. Rev.,
5,000	5.00%, 6/1/33, Ser. A-1.	Baa3/BBB	4,985,350
8,000	5.00%, 6/1/38, Ser. A (FGIC) (j)	Aaa/AAA	8,389,600
17,500	6.25%, 6/1/33, Ser. 2003-A-1	Aaa/AAA	19,359,900
10,155	6.75%, 6/1/39, Ser. 2003-A-1, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	11,802,649
540	7.875%, 6/1/42, Ser. A-3, (Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	660,366
	Health Facs. Finance Auth. Rev., Catholic Healthcare West (b),
875	5.00%, 7/1/28, (Partially pre-refunded @ $101, 7/1/08)	A2/A	891,940
125	5.00%, 7/1/28, (Pre-refunded @ $101, 7/1/08)	A2/A	128,266
	Health Facs. Financing Auth. Rev.,
1,980	5.00%, 7/1/18	A2/A	2,018,333
130	5.00%, 7/1/18, (Pre-refunded @ $101, 7/1/08) (b)	A2/A	133,397

16 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$5,315	5.125%, 7/1/18	NR/BBB+	$5,356,032
3,000	5.25%, 10/1/14, Ser. B	A3/AAA	3,093,000
6,250	Infrastructure & Economic Dev. Bank Rev., Bay Area Toll Bridges, 5.00%, 7/1/36, (Pre-refunded @ $100, 1/1/28) (AMBAC) (b)	Aaa/AAA	7,000,437
	La Quinta Redev. Agcy., Tax Allocation (AMBAC),
3,000	5.00%, 9/1/21	Aaa/AAA	3,160,950
10,000	5.10%, 9/1/31	Aaa/AAA	10,497,800
1,000	5.125%, 9/1/32	Aaa/AAA	1,053,900
1,495	Lincoln Public Financing Auth. Rev., Twelve Bridges Ltd., 6.125%, 9/2/27	NR/NR	1,542,033
6,250	Los Angeles Cnty. Metropolitan Transportation Auth. Rev., 4.75%, 7/1/28, Ser. B, (Pre-refunded @ $101, 7/1/09) (FSA) (b)	Aaa/AAA	6,463,687
	Los Angeles Community Redev. Agcy., Tax Allocation,
520	5.875%, 9/1/26	NR/NR	526,651
325	6.00%, 9/1/31	NR/NR	329,544
	Los Angeles Dept. of Water & Power Rev. (FSA),
5,000	4.75%, 7/1/30, Ser. A (j)	Aaa/AAA	5,149,750
10,200	5.25%, 7/1/21, Ser. A-A-1	Aaa/AAA	10,751,718
3,250	Los Angeles Unified School Dist., GO, 5.125%, 7/1/21, Ser. E, (Pre-refunded @ $100, 7/1/12) (MBIA) (b)	Aaa/AAA	3,481,400
3,500	Metropolitan Water Dist. of Southern California Rev., Water Works Rev., Ser. A,5.00%, 7/1/26, (Pre-refunded @ $101, 1/1/08) (b)	Aa2/AAA	3,567,733
5,820	Montclair Redev. Agcy., Tax Allocation, 5.30%, 10/1/30 (MBIA)	Aaa/AAA	6,195,157
	Murrieta Valley Unified School Dist., Special Tax, (Pre-refunded @ $102, 9/1/09) (b),
195	6.30%, 9/1/18	NR/NR	210,187
3,535	6.50%, 9/1/31	NR/NR	3,825,966
6,255	Orange Cnty. Sanitation Dist., CP, 5.25%, 2/1/30 (FGIC)	Aaa/AAA	6,650,879
1,080	Palm Springs Community Redev. Agcy., Tax Allocation, 5.50%, 8/1/21	NR/A−	1,141,646
1,010	Pomona Unified School Dist., GO, 6.10%, 2/1/19, Ser. A (MBIA)	Aaa/AAA	1,217,696
1,690	Rancho Etiwanda Public Facs., Special Tax, 6.375%, 9/1/24	NR/NR	1,779,824
	Rancho Mirage Redev. Agcy., Tax Allocation,
1,190	5.50%, 4/1/24	Baa1/BBB+	1,256,212
1,580	5.625%, 4/1/33	Baa1/BBB+	1,670,281
	Riverside, Improvement Board Act 1915, Special Assessment,
500	6.15%, 9/2/19	NR/NR	531,915
1,350	6.375%, 9/2/26	NR/NR	1,443,069
8,305	Riverside Cnty., CP, 5.125%, 11/1/30 (MBIA)	Aaa/AAA	8,766,675
575	Roseville, Woodcreek Community Facs. Dist., Special Tax, 6.375%, 9/1/27, (Pre-refunded @ $102, 9/1/10) (b)	NR/NR	634,415
	Sacramento, Special Tax,
2,945	5.70%, 9/1/23	NR/NR	2,992,179
1,350	6.10%, 9/1/21	NR/NR	1,410,574
2,560	6.15%, 9/1/26	NR/NR	2,671,539

4.30.07 | PIMCO Municipal Income Funds Annual Report 17

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$2,000	Sacramento Health Fac. Rev., 5.30%, 1/1/24, Ser. A (CA Mtg. Ins.)	NR/A+	$2,043,580
545	San Diego Cnty., CP, 5.25%, 10/1/28	A2/NR	567,356
1,000	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/32, Ser. A (MBIA)	Aaa/AAA	1,044,160
	San Francisco Bay Area Transit Financing Auth. Rev. (AMBAC),
880	5.125%, 7/1/36	Aaa/AAA	915,156
2,450	5.125%, 7/1/36, (Pre-refunded @ $100, 7/1/11) (b)	Aaa/AAA	2,595,996
720	San Francisco City & Cnty. Redev. Agcy. Rev., Special Tax, 6.125%, 8/1/31	NR/NR	753,739
5,065	San Joaquin Cnty., CP, 5.00%, 9/1/20 (MBIA)	Aaa/AAA	5,234,981
	San Joaquin Hills Transportation Corridor Agcy. Toll Road Rev., Ser. A,
5,000	5.50%, 1/15/28	Ba2/BB−	5,029,350
5,000	5.70%, 1/15/19	Ba2/BB−	5,334,900
230	San Jose, Improvement Board Act 1915, Special Assessment, 5.60%, 9/2/17, Ser. Q	NR/NR	237,489
5,000	San Jose Unified School Dist., Santa Clara Cnty., GO, 5.125%, 8/1/25, Ser. D, (Pre-refunded @ $101, 8/1/10) (FSA) (b)	Aaa/AAA	5,283,650
	San Juan Unified School Dist., GO (FSA),
9,445	zero coupon, 8/1/22	Aaa/AAA	4,930,479
10,895	zero coupon, 8/1/25	Aaa/AAA	4,924,649
6,110	zero coupon, 8/1/26	Aaa/AAA	2,639,153
600	Santa Ana Financing Auth. Rev., 5.60%, 9/1/19	NR/BBB	622,848
1,815	Santa Clara, CP, 5.00%, 2/1/32 (AMBAC)	Aaa/AAA	1,892,083
1,435	Santa Maria JT Union High School Dist., GO, 5.25%, 8/1/25, Ser. A, (Pre-refunded @ $102, 8/1/15) (FSA) (b)	Aaa/AAA	1,612,940
	Statewide Community Dev. Auth., CP,
8,000	5.375%, 4/1/30	NR/BBB	8,110,640
2,325	6.50%, 7/1/20, (Partially pre-refunded @ $101, 7/1/10) (b)	A2/A	2,544,620
5,675	6.50%, 7/1/20, (Pre-refunded @ $101, 7/1/10) (b)	A2/A	6,200,448
	Statewide Community Dev. Auth. Rev.,
5,600	Gillispie School, 6.625%, 10/1/31	NR/NR	5,746,552
3,000	Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A+	3,219,000
15,250	Henry Mayo Newhall Memorial Hospital, 5.125%, 10/1/30 (CA Mtg. Ins.)	NR/A+	15,625,150
2,500	St. Marks School, 6.75%, 6/1/28 (a)	NR/NR	2,620,850
4,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/AA−	4,245,760
4,240	Tehiy Day School, 6.625%, 11/1/31	NR/NR	4,504,322
8,000	Tobacco Securitization Agcy. Rev., Los Angeles Cnty., zero coupon, 6/1/28	Baa3/NR	6,942,560
	Tobacco Securitization Auth. Rev., Ser. A, (Pre-refunded @ $100, 6/1/11) (b),
1,500	5.25%, 6/1/31	Aaa/AAA	1,593,630
9,300	5.375%, 6/1/41	Aaa/AAA	9,924,216
1,650	Town of Apple Valley, CP, 5.375%, 6/1/21 (CA Mtg. Ins.)	NR/A+	1,747,696

18 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Tustin Unified School Dist., Special Tax,
$2,345	5.50%, 9/1/22	NR/NR	$2,381,066
2,520	5.60%, 9/1/29	NR/NR	2,583,806
2,000	5.625%, 9/1/32	NR/NR	2,047,340
	Univ. Rev.,
8,000	4.75%, 5/15/35, Ser. F (FSA) (j)	Aaa/AAA	8,187,120
10,000	5.00%, 5/15/36, Ser. A (AMBAC)	Aaa/AAA	10,465,700
7,000	5.125%, 9/1/31, Ser. O, (Pre-refunded @ $101, 9/1/10) (FGIC) (b)	Aaa/AAA	7,405,090
3,750	West Kern Cnty. Water Dist., CP, 5.625%, 6/1/31, (Pre-refunded @ $101, 6/1/10) (b)	Baa2/NR	4,000,575
	Total California Municipal Bonds & Notes (cost–$354,027,234)		380,282,800
OTHER MUNICIPAL BONDS & NOTES–8.0%
	Illinois–1.3%
	Educational Facs. Auth. Rev., Univ. of Chicago,
5,260	5.00%, 7/1/33	Aa1/AA	5,474,450
240	5.00%, 7/1/33, (Pre-refunded @ $100, 7/1/13) (b)	Aa1/AA	256,627
			5,731,077
	Iowa–2.1%
8,700	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	8,919,762
	Louisiana–0.5%
1,750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	1,877,873
	New Jersey–1.6%
	Tobacco Settlement Financing Corp. Rev.,
1,685	6.00%, 6/1/37, (Pre-refunded @ $100, 6/1/12) (b)	Aaa/AAA	1,861,217
2,210	6.125%, 6/1/42, (Pre-refunded @ $100, 6/1/12) (b)	Aaa/AAA	2,455,951
2,315	6.375%, 6/1/32	Aaa/AAA	2,630,234
			6,947,402
	New York–0.5%
2,000	State Dormitory Auth. Rev., 6.25%, 8/15/15 (FHA)	Aa2/AAA	2,226,340
	Puerto Rico–1.5%
	Electric Power Auth., Power Rev.,
1,250	5.125%, 7/1/29, Ser. NN	A3/BBB+	1,314,900
5,000	5.25%, 7/1/29, Ser. HH, (Pre-refunded @ $101, 7/1/10) (FSA) (b)	Aaa/AAA	5,288,850
			6,603,750
	Rhode Island–0.4%
1,500	Tobacco Settlement Financing Corp. Rev., 6.125%, 6/1/32, Ser. A	Baa3/BBB	1,603,875

4.30.07 | PIMCO Municipal Income Funds Annual Report 19

PIMCO California Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	South Carolina–0.1%
$340	Tobacco Settlement Rev., Management Auth., 6.375%, 5/15/30, Ser. B	Baa3/BBB	$395,794
	Total Other Municipal Bonds & Notes (cost–$31,125,744)		34,305,873
CALIFORNIA VARIABLE RATE NOTES (c)(f)(g)–1.4%
4,001	Los Angeles Wastewater System Rev., 8.48%, 6/1/28, Ser. 318 (FGIC)	Aaa/NR	4,505,726
1,000	Sacramento Cnty. Sanitation Dist. Rev., 8.289%, 8/1/13, Ser. 1034 (MBIA) (a)	NR/AAA	1,297,450
	Total California Variable Rate Notes (cost–$4,459,337)		5,803,176
OTHER VARIABLE RATE NOTES (g)–1.2%
	Illinois–1.2%
4,000	Chicago Rev., 8.195%, 5/1/14, Ser. 1419 (AMBAC) (cost–$4,400,853)	NR/AAA	5,161,800
CALIFORNIA VARIABLE RATE DEMAND NOTES (g)(h)–0.4%
1,625	State, GO, 4.00%, 5/1/07 (cost–$1,625,000)	VMIG1/A-1+	1,625,000
U.S. TREASURY BILLS (i)–0.1%
645	4.886%-4.976%, 5/31/07-6/14/07 (cost–$641,115)		641,115
	Total Investments (cost–$396,279,283)–100.0%		$427,819,764

20 PIMCO Municipal Income Funds Annual Report | 4.30.07 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund
Schedule of Investments
April 30, 2007

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
NEW YORK MUNICIPAL BONDS & NOTES–89.9%
$3,265	Albany Industrial Dev. Agcy. Civic Fac. Rev., 5.30%, 4/1/29, Ser. A	Baa3/NR	$3,357,889
1,600	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36	NR/NR	1,696,464
11,290	Liberty Development Corp. Rev., 5.25%, 10/1/35 (j)	Aa3/AA−	12,917,454
1,000	Long Island Power Auth. Electric System Rev., 5.375%, 5/1/33, Ser. L, (Pre-refunded @ $100, 5/1/11) (a)(b)	Aaa/AAA	1,063,960
	Metropolitan Transportation Auth. NY Service Contract Rev., Ser. A,
6,040	5.00%, 7/1/25 (FGIC)	Aaa/AAA	6,304,492
8,150	5.00%, 7/1/30 (AMBAC)	Aaa/AAA	8,487,654
1,375	5.125%, 1/1/29	A1/AA−	1,440,532
1,500	Monroe Tobacco Asset Securitization Corp., Tobacco Settlement Rev., 6.375%, 6/1/35, (Pre-refunded @ $101, 6/1/10) (b)	Aaa/AAA	1,633,635
	New York City, GO, Ser. J,
2,595	5.125%, 5/15/29 (MBIA)	Aaa/AAA	2,683,619
2,405	5.125%, 5/15/29, (Pre-refunded @ $101, 5/15/09) (MBIA)(b)	Aaa/AAA	2,499,108
275	5.25%, 6/1/28	A1/AA−	291,701
25	5.25%, 6/1/28, (Pre-refunded @ $100, 6/1/13) (b)	A1/AA−	27,133
1,820	New York City Industrial Dev. Agcy. Rev., Vaughn College Aeronautics,
	5.25%, 12/1/36, Ser. B	A1/BB+	1,857,001
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
7,605	4.75%, 6/15/31, Ser. A (FGIC)	Aaa/AAA	7,686,982
7,000	5.125%, 6/15/21, Ser. A (AMBAC-TCRS)	Aaa/AAA	7,080,010
5,000	5.125%, 6/15/33, Ser. C	Aa2/AA+	5,249,900
5,000	5.25%, 6/15/25, Ser. D	Aa2/AA+	5,294,900
2,250	New York City Transitional Finance Auth. Rev., 4.75%, 11/15/23, (Pre-refunded @ $101, 5/15/08) (b)	Aa1/AAA	2,286,464
	New York Cntys. Tobacco Trust II Rev.,
8,000	5.625%, 6/1/35 (j)	Ba1/BBB	8,323,200
130	5.75%, 6/1/43	Ba1/BBB	136,427
13,000	5.75%, 6/1/43 (j)	Ba1/BBB	13,642,720
1,000	Niagara Falls Public Water Auth., Water & Sewer System Rev., 5.00%, 7/15/34, Ser. A (MBIA)	Aaa/AAA	1,047,660
	Port Auth. of New York & New Jersey Rev., Ser. 132,
3,000	5.00%, 9/1/29	A1/AA−	3,156,750
5,000	5.00%, 9/1/38	A1/AA−	5,244,200
4,515	Sachem Central School Dist. of Holbrook, GO, 5.00%, 10/15/30, Ser. B, (Pre-refunded @ $100, 10/15/13) (MBIA)(b)	Aaa/AAA	4,862,384
6,550	State Dormitory Auth. Lease Rev., 4.75%, 1/15/29, Ser. 1 (FSA)	Aaa/AAA	6,609,277
	State Dormitory Auth. Rev., Augustana Lutheran Home for the Aged, Inc. (MBIA-FHA),
100	5.40%, 2/1/31	Aaa/AAA	106,773
1,435	5.50%, 2/1/41	Aaa/AAA	1,532,566
1,500	Hospital Center, 5.00%, 7/1/26, Ser. A	Ba2/BB	1,555,590
3,850	Lenox Hill Hospital, Obligation Group, 5.50%, 7/1/30	Ba2/NR	4,025,329

4.30.07 | PIMCO Municipal Income Funds Annual Report 21

PIMCO New York Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Mental Health Services Facs. Improvement, Ser. D (MBIA),
$7,985	4.75%, 2/15/25	Aaa/AAA	$8,048,800
15	4.75%, 2/15/25, (Pre-refunded @ $100, 8/15/08) (b)	Aaa/AAA	15,365
1,825	Mount Sinai Health, 6.50%, 7/1/25, Ser. A	Baa1/BBB	1,970,672
7,000	NY & Presbyterian Hospital, 4.75%, 8/1/27 (AMBAC-FHA)	Aaa/AAA	7,076,650
445	NY Univ., 5.50%, 7/1/21, Ser. 2 (AMBAC)	Aaa/AAA	473,662
4,000	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1	Aa2/AA	4,163,080
1,275	Winthrop Univ. Hospital Assoc., 5.25%, 7/1/31, Ser. A (AMBAC)	Aaa/AAA	1,350,812
2,315	State Dormitory Auth. State Univ., GO, 4.75%, 5/15/28, Ser. B, (Pre-refunded @ $101, 5/15/08) (FSA-CR) (b)	Aaa/AAA	2,365,004
5,000	State Thruway Auth. General Rev., 4.75%, 1/1/19, Ser. E	Aa3/AA−	5,074,650
3,975	State Urban Dev. Corp. Rev., Correctional Facs. Service, 4.75%, 1/1/28, Ser. B, (Pre-refunded @ $101, 1/1/09) (AMBAC) (b)	Aaa/AAA	4,085,982
	Triborough Bridge & Tunnel Auth. Rev., Ser. A,
2,000	5.00%, 1/1/27	Aa2/AA−	2,072,980
755	5.00%, 1/1/32	Aa2/AA−	781,259
1,500	5.00%, 1/1/32, (Pre-refunded @ $100, 1/1/12) (b)	Aa2/AAA	1,587,315
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev.,
	Glens Falls Hospital Project Rev., 5.00%, 12/1/27, Ser. C (FSA)	Aaa/AAA	3,112,011
	Total New York Municipal Bonds & Notes (cost–$156,152,957)		164,280,016
OTHER MUNICIPAL BONDS & NOTES–7.9%
	California–0.9%
2,000	California Cnty., Tobacco Securitization Agcy. Rev., Los Angeles Cnty., zero coupon, 6/1/28	Baa3/NR	1,735,640
	Illinois–2.3%
	Educational Facs. Auth. Rev., Univ. of Chicago,
3,825	5.00%, 7/1/33	Aa1/AA	3,980,945
175	5.00%, 7/1/33, (Pre-refunded @ $100, 7/1/13) (b)	Aa1/AA	187,124
			4,168,069
	Louisiana–0.4%
750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	804,802
	Nevada–3.1%
5,500	Truckee Meadows Water Auth. Rev., 4.75%, 7/1/31, Ser. A (MBIA)	Aaa/AAA	5,653,285
	Puerto Rico–1.2%
1,500	Commonwealth Highway & Transportation Auth. Rev., 5.25%, 7/1/38, Ser. D, (Pre-refunded @ $100, 7/1/12) (b)	Baa3/AAA	1,611,900
500	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	525,960
			2,137,860
	Total Other Municipal Bonds & Notes (cost–$13,716,930)		14,499,656

22 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO New York Municipal Income Fund
Schedule of Investments
April 30, 2007 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
NEW YORK VARIABLE RATE NOTES (c)(f)(g)–1.3%
$2,172	New York City Transitional Finance Auth. Rev., 6.90%, 11/1/23, Ser. 362 (cost–$1,968,685)	Aa1/NR	$2,387,469
OTHER VARIABLE RATE NOTES (g)–0.8%
	Puerto Rico–0.8%
1,300	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A (cost–$1,369,913)	Ba1/BBB−	1,390,389
U.S. TREASURY BILLS (i)–0.1%
170	4.955%-5.035%, 5/31/07-6/14/07 (cost–$169,082)		169,082
	Total Investments (cost–$173,377,567)–100.0%		$182,726,612

Notes to Schedule of Investments:

*	Unaudited

(a)	Illiquid security.

(b)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(c)	144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	Security in default.

(e)	Fair-valued security.

(f)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.

(g)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2007.

(h)	Maturity date shown is date of next put.

(i)	All or partial amount segregated as collateral for futures contracts.

(j)	Residual Interest Bonds held in trust–Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Funds acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Income Funds Annual Report 23

PIMCO Municipal Income Funds
Statements of Assets and Liabilities
April 30, 2007

	Municipal	California Municipal	New York Municipal
Assets:
Investments, at value (cost–$544,399,180, $396,279,283 and $173,377,567, respectively)	$585,554,049	$427,819,764	$182,726,612
Cash	—	1,521,839	102,659
Interest receivable	10,048,703	6,177,526	2,855,221
Receivable for variation margin on futures contracts	—	—	10,800
Prepaid expenses and other assets	3,476,262	481,828	775,101
Total Assets	599,079,014	436,000,957	186,470,393
Liabilities:
Payable to custodian for overdraft	440,179	—	—
Payable for floating rate notes	29,419,234	16,800,000	19,576,494
Dividends payable to common and preferred shareholders	2,093,052	1,450,382	464,829
Interest payable	396,600	276,850	203,522
Payable for variation margin on futures contracts	342,019	106,688	22,781
Investment management fees payable	232,323	171,202	68,124
Accrued expenses and other payables	171,944	134,982	99,631
Total Liabilities	33,095,351	18,940,104	20,435,381
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 8,000, 6,000 and 2,520 shares issued and outstanding, respectively)	200,000,000	150,000,000	63,000,000
Net Assets Applicable to Common Shareholders	$365,983,663	$267,060,853	$103,035,012
Composition of Net Assets Applicable to Common Shareholders:
Common Stock (no par value):
Paid-in-capital	$350,267,963	$255,610,058	$105,934,444
Undistributed (dividends in excess of) net investment income	2,631,488	1,920,741	(464,828)
Accumulated net realized loss	(28,211,302)	(21,970,236)	(11,885,257)
Net unrealized appreciation of investments and futures contracts	41,295,514	31,500,290	9,450,653
Net Assets Applicable to Common Shareholders	$365,983,663	$267,060,853	$103,035,012
Common Shares Outstanding	24,639,128	17,998,381	7,500,814
Net Asset Value Per Common Share	$14.85	$14.84	$13.74

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Income Funds Annual Report 25

PIMCO Municipal Income Funds
Statements of Operations
For the year ended April 30, 2007

	Municipal	California Municipal	New York Municipal
Investment Income:
Interest	$30,942,424	$23,104,528	$9,202,307
Expenses: Investment management fees	3,662,087	2,696,830	1,074,827
Interest expense	1,135,428	552,380	736,013
Auction agent fees and commissions	506,374	379,850	160,720
Custodian and accounting agent fees	152,385	135,550	91,882
Audit and tax services	58,146	61,784	45,683
Trustees’ fees and expenses	35,174	38,162	20,591
Transfer agent fees	34,474	33,527	34,850
Reports to shareholders	33,234	22,135	27,465
New York Stock Exchange listing fees	21,808	21,535	21,505
Legal fees	14,682	14,308	8,206
Insurance expense	13,082	9,907	4,934
Investor relations	5,768	5,093	2,636
Excise tax expense	—	1,491	149
Miscellaneous	2,770	18,225	22,606
Total expenses	5,675,412	3,990,777	2,252,067
Less: investment management fees waived	(891,450)	(656,468)	(261,666)
custody credits earned on cash balances	(121,727)	(31,510)	(11,882)
Net expenses	4,662,235	3,302,799	1,978,519
Net Investment Income	26,280,189	19,801,729	7,223,788
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	(500,554)	370,714	219,444
Futures contracts	(1,138,953)	(476,257)	(6,526)
Options written	868,986	295,997	29,304
Net change in unrealized appreciation/depreciation of:
Investments	12,390,430	7,150,665	2,589,884
Futures contracts	167,122	520,016	(100,529)
Options written	143,818	40,397	—
Net realized and change in unrealized gain on investments, futures contracts and options written	11,930,849	7,901,532	2,731,577
Net Increase in Net Assets Resulting from Investment Operations	38,211,038	27,703,261	9,955,365
Dividends on Preferred Shares from Net Investment Income	(6,842,737)	(4,720,601)	(2,099,830)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$31,368,301	$22,982,660	$7,855,535

26 PIMCO Municipal Income Funds Annual Report | 4.30.07 | See accompanying Notes to Financial Statements

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4.30.07 | PIMCO Municipal Income Funds Annual Report 27

PIMCO Municipal Income Funds
Statements of Changes in Net Assets
Applicable to Common Shareholders

	Municipal
	Year ended April 30, 2007	Year ended April 30, 2006
Investment Operations:
Net investment income	$ 26,280,189	$26,839,436
Net realized gain (loss) on investments, futures contracts and options written	(770,521)	(402,201)
Net change in unrealized appreciation/depreciation of investments, futures contracts and options written	12,701,370	(4,710,125)
Net increase in net assets resulting from investment operations	38,211,038	21,727,110
Dividends to Preferred Shareholders from:
Net investment income	(6,842,737)	(5,231,157)
Net increase in net assets applicable to common shareholders resulting from investment operations	31,368,301	16,495,953
Dividends to Common Shareholders from:
Net investment income	(23,952,391)	(23,781,657)
Capital Share Transactions:
Reinvestment of dividends	2,690,939	2,463,094
Total increase (decrease) in net assets applicable to common shareholders	10,106,849	(4,822,610)
Net Assets Applicable to Common Shareholders:
Beginning of period	355,876,814	360,699,424
End of period (including undistributed (dividends in excess of) net investment income of $2,631,488 and $6,967,363; $1,920,741 and $3,392,769; $(464,828) and $(85,794); respectively)	$365,983,663	$355,876,814
Common Shares Issued in Reinvestment of Dividends	166,027	162,728

28 PIMCO Municipal Income Funds Annual Report | 4.30.07 | See accompanying Notes to Financial Statements

California Municipal		New York Municipal
Year ended April 30, 2007	Year ended April 30, 2006	Year ended April 30, 2007	Year ended April 30, 2006

$ 19,801,729	$ 18,866,273	$ 7,223,788	$ 7,191,006
190,454	(383,457)	242,222	(100,283)
7,711,078	(540,907)	2,489,355	(1,607,722)
27,703,261	17,941,909	9,955,365	5,483,001
(4,720,601)	(3,616,030)	(2,099,830)	(1,622,910)
22,982,660	14,325,879	7,855,535	3,860,091
(16,589,531)	(16,498,449)	(5,893,650)	(6,567,905)
1,540,300	1,322,388	705,924	963,117
7,933,429	(850,182)	2,667,809	(1,744,697)
259,127,424	259,977,606	100,367,203	102,111,900
$267,060,853	$259,127,424	$103,035,012	$100,367,203
97,824	89,328	48,810	67,984

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Income Funds Annual Report 29

PIMCO New York Municipal Income Fund
Statement of Cash Flows
For the year ended April 30, 2007

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(12,720,305)
Proceeds from sales of long-term investments	13,368,076
Interest received	8,234,678
Net cash provided by options written	29,304
Operating expenses paid	(1,173,596)
Net cash provided by futures transactions	(90,748)
Net decrease in short-term investments	87,397
Net cash provided by operating activities	7,734,806
Cash Flows from Financing Activities:
Cash dividends paid (excluding reinvestment of dividends of $705,924)	(7,375,436)
Custody overdraft	(256,711)
Net cash used for financing activities*	(7,632,147)
Net increase in cash	102,659
Cash at beginning of year	—
Cash at end of year	102,659
Reconciliation of Net Increase in Net Assets From Investment Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from investment operations	9,955,365
Decrease in interest receivable	11,304
Decrease in prepaid expenses and other assets	3,618
Increase in investment management fees payable	7,618
Increase in variation margin payable on futures contracts	18,406
Increase in variation margin receivable on futures contracts	(2,100)
Increase in accrued expenses and other payables	57,674
Net increase in investments	(2,317,079)
Net cash provided by operating activities	$7,734,806

*	Supplemental Disclosure Non-cash operating activity not included consists of interest expense on floating rate notes issued of $736,013.

30 PIMCO Municipal Income Funds Annual Report | 4.30.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2007

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund (‘‘Municipal’’), PIMCO California Municipal Income Fund (‘‘California Municipal’’) and PIMCO New York Municipal Income Fund (‘‘New York Municipal’’), collectively referred to as the ‘‘Funds’’, were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Funds have an unlimited amount of no par value common stock authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds based upon events that have not been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Funds will be required to comply with the Interpretation by October 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the SFAS 157 against their current valuation policies to determine future applicability.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or using the last sale price on the exchange

4.30.07 | PIMCO Municipal Income Funds Annual Report 31

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2007

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)

that is the primary market for such securities, or the quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Each Fund’s net asset value is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized, respectively daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities, equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions

The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategy. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

32 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2007

1. Organization and Significant Accounting Policies (continued)

(f) Option Transactions (continued)

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (‘‘RIBs’’) / Residual
Interest Tax Exempt Bonds (‘‘RITEs’’)

The Funds invest in RIBs and RITEs (‘‘Inverse Floaters’) whose interest rates bear an inverse relationship to the Interest rate on another security or the value of an index. In these transactions, the Funds sell a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (’’FASB Statement No. 140’’), the Funds account for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption ‘‘Payable for floating rate notes’’ in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in inverse floaters without transferring a fixed rate municipal bond into a special purpose trust. These securities are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond (s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

(h) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery basis transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, consequently, such fluctuations are taken into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

4.30.07 | PIMCO Municipal Income Funds Annual Report 33

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2007

1. Organization and Significant Accounting Policies (continued)

(i) Custody Credits Earned on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

(j) Interest Expense

Relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

2. Investment Manager/Sub-Adviser

Each Fund has entered into an Investment Management Agreement (collectively, the ‘‘Agreements’’) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and other administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce Fund expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee at the annual rate of 0.20% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through June 30, 2006. On July 1, 2006, the contractual fee waiver was reduced to 0.15% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through June 30, 2007, and for a declining amount thereafter through June 30, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the ‘‘Sub-Adviser’’) to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all investment decisions for the Funds. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the year ended April 30, 2007, purchases and sales of investments, other than short-term securities, were:

	Municipal	California Municipal	New York Municipal
Purchases	$44,304,631	$17,465,970	$3,388,556
Sales	34,574,161	15,234,314	4,036,327

(a) Futures contracts outstanding at April 30, 2007:

Municipal:		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Financial Future Euro—90 day	176	$41,657	6/18/07	$(147,025)
	Financial Future Euro—90 day	176	41,712	9/17/07	(96,600)
	Financial Future Euro—90 day	176	41,796	12/17/07	(15,200)
	Financial Future Euro—90 day	176	41,881	3/17/08	75,000
Short:	U.S. Treasury Bond Futures	(296)	(33,078)	6/20/07	119,226
	U.S. Treasury Notes 10 yr. Futures	(354)	(38,348)	6/20/07	(105,094)
					$(169,653)

34 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2007

3. Investments in Securities (continued)

California Municipal:		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Financial Future Euro—90 day	85	$20,118	6/18/07	$(89,762)
	Financial Future Euro—90 day	85	20,145	9/17/07	(66,225)
	Financial Future Euro—90 day	85	20,185	12/17/07	(26,913)
	Financial Future Euro—90 day	85	20,227	3/17/08	16,650
Short:	U.S. Treasury Bond Futures	(96)	(10,728)	6/20/07	138,750
	U.S. Treasury Notes 10 yr. Futures	(132)	(14,299)	6/20/07	(36,375)
					$(63,875)

New York Municipal:		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Financial Future Euro—90 day	24	$5,680	6/18/07	$(19,500)
	Financial Future Euro—90 day	24	5,688	9/17/07	(12,600)
	Financial Future Euro—90 day	24	5,699	12/17/07	(1,500)
	Financial Future Euro—90 day	24	5,711	3/17/08	10,800
Short:	U.S. Treasury Bond Futures	(27)	(3,017)	6/20/07	32,484
					$9,684

(b) Transactions in options written for the year ended April 30, 2007:

	Contracts	Premiums
Municipal:
Options outstanding, April 30, 2006	2,141	$544,557
Options written	3,022	504,710
Options expired	(3,586)	(746,252)
Options terminated in closing purchase transactions	(1,577)	(303,015)
Options outstanding, April 30, 2007	—	$0
California Municipal:
Options outstanding, April 30, 2006	555	$139,915
Options written	1,057	189,846
Options expired	(1,214)	(255,945)
Options terminated in closing purchase transactions	(398)	(73,816)
Options outstanding, April 30, 2007	—	$0
New York Municipal:
Options outstanding April 30, 2006	—	$—
Options written	70	29,304
Options expired	(70)	(29,304)
Options outstanding April 30, 2007	—	$0

4.30.07 | PIMCO Municipal Income Funds Annual Report 35

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2007

4. Income Tax Information

Municipal:

The tax character of dividends paid were:

	Year ended April 30, 2007	Year ended April 30, 2006
Ordinary Income	$ 924,689	$ 571,911
Tax Exempt Income	$29,870,439	$28,440,903

At April 30, 2007, the tax character of distributable earnings of $2,631,488 was comprised entirely of tax exempt interest income.

At April 30, 2007, Municipal had a capital loss carryforward of $28,249,691 ($12,636,580 of which will expire in 2011, 1,890,888 of which will expire in 2012, $12,156,912 of which will expire in 2013, $1,105,730 of which will expire in 2014 and $459,581 of which will expire in 2015), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended April 30, 2007, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $179,064.

California Municipal:

The tax character of dividends paid were:

	Year ended April 30, 2007	Year ended April 30, 2006
Ordinary Income	$ 1,350,699	$ 534,905
Tax Exempt Income	$19,959,433	$19,579,574

At April 30, 2007, the tax character of distributable earnings of $1,920,741 was comprised entirely of tax exempt interest income.

At April 30, 2007, California Municipal had a capital loss carryforward of $22,018,753 ($9,124,007 of which will expire in 2011, $4,391,323 of which will expire in 2012, $6,552,094 of which will expire in 2013 and $1,951,329 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended April 30, 2007, California Municipal utilized $750,807 of capital loss carryforwards.

For the year ended April 30, 2007, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions and non-deductible excise taxes. These adjustments were to increase undistributed net investment income by $36,375, decrease paid-in capital by $1,439 and increase accumulated net realized loss by $34,936.

New York Municipal:

The tax character of dividends paid were:

	Year ended April 30, 2007	Year ended April 30, 2006
Ordinary Income	$ 444,473	$ 72,767
Tax Exempt Income	$7,549,007	$8,118,048

At April 30, 2007, there were no distributable earnings due.

At April 30, 2007, New York Municipal had a capital loss carryforward of $11,618,848 ($4,073,235 of which will expire in 2011, $2,679,047 of which will expire in 2012, $4,622,781 of which will expire in 2013 and $243,785 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended April 30, 2007, New York Municipal utilized $141,693 of capital loss carryforwards.

36 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2007

4. Income Tax Information (continued)

For the year ended April 30, 2007, permanent ‘‘book-tax’’ differences were primarily attributable to the differing treatment of inverse floater transactions, a taxable overdistribution and non-deductible excise taxes. These adjustments were to decrease distribution in excess of net investment income by $390,658, decrease paid-in capital by $339,498 and increase accumulated net realized loss by $51,160.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2007 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal	$516,693,058	$44,732,016	$3,350,312	$41,381,704
California Municipal	379,899,565	32,372,757	804,370	31,568,387
New York Municipal	154,925,327	10,075,929	1,097,205	8,978,724

5. Auction Preferred Shares

Municipal has issued 1,600 shares of Preferred Shares Series A, 1,600 shares of Preferred Shares Series B, 1,600 shares of Preferred Shares Series C, 1,600 shares of Preferred Shares Series D and 1,600 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal has issued 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal has issued 2,520 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

For the year ended April 30, 2007, the annualized dividend rates ranged from:

	High	Low	At April 30, 2007
Municipal:
Series A	5.32%	3.00%	3.75%
Series B	5.32%	2.126%	3.15%
Series C	4.00%	3.10%	3.80%
Series D	3.99%	2.105%	3.80%
Series E	5.32%	3.00%	3.80%
California Municipal:
Series A	5.32%	2.50%	3.60%
Series B	5.25%	2.00%	3.65%
Series C	5.32%	2.00%	3.64%
New York Municipal:
Series A	5.32%	3.00%	3.60%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or triggering the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4.30.07 | PIMCO Municipal Income Funds Annual Report 37

PIMCO Municipal Income Funds
Notes to Financial Statements
April 30, 2007

6. Subsequent Common Dividend Declarations

On May 1, 2007, the following dividends were declared to common shareholders payable June 1, 2007 to shareholders of record on May 11, 2007:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

On June 1, 2007 the following dividends were declared to common shareholders payable July 2, 2007 to shareholders of record on June 11, 2007:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘Commission’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure related to market timing, brokerage commissions, revenue sharing and shelf space arrangements and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing’’ and ‘‘revenue sharing/shelf-space/directed brokerage,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund. The foregoing speaks only as of the date hereof.

38 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Fund
Financial Highlights
For a share of common stock outstanding throughout each year:

	Year Ended April 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.54	$14.84	$14.11	$14.03	$14.22
Investment Operations:
Net investment income	1.07	1.10	1.15	1.16	1.19
Net realized and change in unrealized gain (loss) on investments, futures contracts, and options written	0.50	(0.21)	0.68	(0.03)	(0.26)
Total from investment operations	1.57	0.89	1.83	1.13	0.93
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.28)	(0.21)	(0.12)	(0.07)	(0.10)
Net realized gains	—	—	—	—	(0.00)†
Total dividends and distributions on preferred shares	(0.28)	(0.21)	(0.12)	(0.07)	(0.10)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.29	0.68	1.71	1.06	0.83
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.98)	(0.98)	(0.98)	(0.98)	(0.98)
Net realized gains	—	—	—	—	(0.04)
Total dividends and distributions to common shareholders	(0.98)	(0.98)	(0.98)	(0.98)	(1.02)
Net asset value, end of year	$14.85	$14.54	$14.84	$14.11	$14.03
Market price, end of year	$18.00	$16.22	$14.64	$13.55	$14.22
Total Investment Return (1)	17.77%	18.13%	15.68%	2.15%	3.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$365,984	$355,877	$360,699	$341,784	$337,688
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.32%	1.18%††	1.06%††	1.04%††	1.05%††
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.00%	0.98%	0.97%	0.98%	1.00%
Ratio of net investment income to average net assets (2)(5)	7.23%	7.41%	7.97%	8.22%	8.21%
Preferred shares asset coverage per share	$70,727	$69,462	$70,077	$67,719	$67,206
Portfolio turnover	6%	13%	11%	16%	27%

†	Less than $0.005 per share.

††	Previously reported in prior years’ financials as 0.98%, 0.97%, 0.98% and 1.00% for the fiscal years ended April 30, 2006, April 30, 2005, April 30, 2004 and April 30, 2003, respectively. Revised due to the impact of inverse floater transactions.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.24%, 0.32%, 0.31%, 0.32% and 0.32% for the years ended April 30, 2007, April 30, 2006, April 30, 2005, April 30, 2004 and April 30, 2003, respectively.

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Income Funds Annual Report 39

PIMCO California Municipal Income Fund
Financial Highlights
For a share of common stock outstanding throughout each year:

	Year Ended April 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.48	$14.60	$13.92	$14.17	$14.00
Investment Operations: Net investment income	1.10	1.05	1.07	1.05	1.12
Net realized and change in unrealized gain (loss) on investments, futures contracts, and options written	0.44	(0.05)	0.64	(0.31)	0.07
Total from investment operations	1.54	1.00	1.71	0.74	1.19
Dividends on Preferred Shares from:
Net investment income	(0.26)	(0.20)	(0.11)	(0.07)	(0.10)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.28	0.80	1.60	0.67	1.09
Dividends to Common Shareholders from:
Net investment income	(0.92)	(0.92)	(0.92)	(0.92)	(0.92)
Net asset value, end of year	$14.84	$14.48	$14.60	$13.92	$14.17
Market price, end of year	$17.70	$15.87	$14.20	$13.19	$14.15
Total Investment Return (1)	18.20%	18.93%	15.05%	(0.28)%	2.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$267,061	$259,127	$259,978	$247,857	$251,831
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.26%	1.08%†	1.00%†	1.03%†	1.20%†
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.05%	0.99%	1.00%	1.01%	1.03%
Ratio of net investment income to average net assets (2)(5)	7.48%	7.19%	7.56%	7.53%	7.89%
Preferred shares asset coverage per share	$69,491	$68,164	$68,319	$66,306	$66,967
Portfolio turnover	4%	8%	5%	25%	15%

†	Previously reported in prior years’ financials as 0.99%, 1.00%, 1.01% and 1.03% for the fiscal years ended April 30, 2006, April 30, 2005, April 30, 2004 and April 30, 2003, respectively. Revised due to the impact of inverse floater transactions.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.25%, 0.32%, 0.31%, 0.32% and 0.31% for the years ended April 30, 2007, April 30, 2006, April 30, 2005, April 30, 2004 and April 30, 2003, respectively.

40 PIMCO Municipal Income Funds Annual Report | 4.30.07 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund
Financial Highlights
For a share of common stock outstanding throughout each year:

	Year Ended April 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.47	$13.83	$13.44	$13.49	$13.92
Investment Operations:
Net investment income	0.97	0.98	1.01	1.00	1.04
Net realized and change in unrealized gain (loss) on investments, futures contracts, and options written	0.37	(0.23)	0.40	(0.08)	(0.47)
Total from investment operations	1.34	0.75	1.41	0.92	0.57
Dividends on Preferred Shares from:
Net investment income	(0.28)	(0.22)	(0.12)	(0.07)	(0.10)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.06	0.53	1.29	0.85	0.47
Dividends to Common Shareholders from:
Net investment income	(0.79)	(0.89)	(0.90)	(0.90)	(0.90)
Net asset value, end of year	$13.74	$13.47	$13.83	$13.44	$13.49
Market price, end of year	$15.02	$14.56	$13.90	$12.70	$13.55
Total Investment Return (1)	8.89%	11.45%	17.04%	0.21%	1.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$103,035	$100,367	$102,112	$98,922	$98,323
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.94%	1.57%	1.44%	1.27%	1.35%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.23%	1.09%	1.12%	1.10%	1.13%
Ratio of net investment income to average net assets (2)(5)	7.06%	7.04%	7.48%	7.41%	7.46%
Preferred shares asset coverage per share	$65,863	$64,809	$65,509	$64,251	$64,016
Portfolio turnover	2%	15%	6%	39%	23%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.26%, 0.33%, 0.33%, 0.33% and 0.32% for the years ended April 30, 2007, April 30, 2006, April 30, 2005, April 30, 2004 and April 30, 2003, respectively.

See accompanying Notes to Financial Statements | 4.30.07 | PIMCO Municipal Income Funds Annual Report 41

PIMCO Municipal Income Funds
Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of
PIMCO Municipal Income Fund,
PIMCO California Municipal Income Fund and
PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO New York Municipal Income Fund only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the ‘‘Funds’’) at April 30, 2007, the results of each of their operations and cash flows (for PIMCO New York Municipal Income Fund only) for the year ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 27, 2007

42 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Funds
Tax Information/Annual Shareholder
Meetings Results Corporate Changes (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (April 30, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended April 30, 2007 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentage of dividends paid from net investment income during the tax period which are taxable were:

Municipal	3.00%
California Municipal	6.34%
New York Municipal	5.56%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with each Fund’s tax year ended April 30, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2008, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meetings Results:

The Funds held their annual meetings of shareholders on December 20, 2006. Common/Preferred shareholders of each fund voted to re-elect Robert E. Connor and Hans W. Kertess* and elect William B. Ogden IV as Class I Trustees.

The resulting vote count is indicated below:

	Affirmative	Withheld Authority
Municipal
Re-election of Robert E. Connor	21,938,712	241,599
Election of William B. Ogden IV	21,941,884	238,427
Re-election of Hans W. Kertess	7,270	22
California Municipal
Re-election of Robert E. Connor	15,601,140	238,203
Election of William B. Ogden IV	15,605,931	233,412
Re-election of Hans W. Kertess	4,922	—
New York Municipal
Re-election of Robert E. Connor	6,456,603	82,691
Election of William B. Ogden IV	6,459,979	79,315
Re-election of Hans W. Kertess	2,368	12
Messrs. Paul Belica, Jack J. Dalessandro*, John C. Maney and R. Peter Sullivan III continue to serve as Trustees of the Funds.

* Preferred Shares Trustee

Corporate Changes:

On September 12, 2006, the Funds’ Board of Trustees appointed William B. Ogden, IV as a Class I Trustee. On October 10, 2006, David C. Flattum, an interested Trustee, resigned.

On December 12, 2006, the Funds’ Board of Trustees appointed John C. Maney as a Class III (interested) Trustee and appointed Hans W. Kertess as Chairman of the Board of Trustees, effective January 1, 2007.

4.30.07 | PIMCO Municipal Income Funds Annual Report 43

PIMCO Municipal Income Funds
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is or will be available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

44 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Funds
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the ‘‘Plan’’), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the ‘‘Plan Agent’’), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

4.30.07 | PIMCO Municipal Income Funds Annual Report 45

PIMCO Municipal Income Funds
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2009 annual meeting of
    shareholders.
Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex	President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2009 annual meeting of
    shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund
complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election
    at 2007 annual meeting of shareholders.
Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for     re-election at 2008 annual meeting of
    shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.
John C. Maney  †
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    shareholders.
Trustee/Director of 64 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund
Complex	Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of AGIFM and Allianz Global Investors of America L.P. since Jan. 2005 and Chief Operating Officer of Allianz Global Investors of America since Nov. 2006, Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

46 PIMCO Municipal Income Funds Annual Report | 4.30.07

PIMCO Municipal Income Funds
Board of Trustees (unaudited)

†	Mr. Maney is an ‘‘interested person’’ of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partner LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about each Fund’s Trustees is available in that Fund’s Statement of Additional Information, each dated June 26, 2001, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

4.30.07 | PIMCO Municipal Income Funds Annual Report 47

PIMCO Municipal Income Funds
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 36 funds in the Fund Complex.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 36 funds in the Fund Complex.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary of 71 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 71 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 71 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).
William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 71 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).
Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 71 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 71 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal, The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 71 funds in the Fund Complex; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

48 PIMCO Municipal Income Funds Annual Report | 4.30.07

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50 PIMCO Municipal Income Funds Annual Report | 4.30.07

Trustees and Principal Officers

Hans W. Kertess
    Trustee, Chairman of the Board of Trustees
Paul Belica
    Trustee
Robert E. Connor
    Trustee
John J. Dalessandro II
    Trustee
John C. Maney
    Trustee
William B. Ogden IV
    Trustee
R. Peter Sullivan III
    Trustee
Brian S. Shlissel
    President & Chief Executive Officer
Lawrence G. Altadonna
    Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
    Vice President, Secretary & Chief Legal Officer
Scott Whisten
    Assistant Treasurer
Youse E. Guia
    Chief Compliance Officer
Kathleen A. Chapman
    Assistant Secretary
William V. Healey
    Assistant Secretary
Richard H. Kirk
    Assistant Secretary
Lagan Srivastava
    Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (‘‘SEC’’) for the first and third quarter of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On January 3, 2007, each Fund submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,926 in 2006 and $33,415 in 2007.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $7,655 in 2006 and $8,006 in 2007. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $8,500 in 2006 and $9,000 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO California Municipal Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the

Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and
(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,496,070 and the 2007 Reporting Period was $2,279,204.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND

(each a “Trust”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.
3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of July 9, 2007 the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):

Mark V. McCray

Mr. McCray has been the portfolio manager for each of the Funds since inception (June 2001). Mr. McCray is also a Managing Director and portfolio manager responsible for the firm's municipal bond portfolios and tax-sensitive portfolios, and has managed the subject portfolios since their inception. He currently serves as Chairman of PIMCO's Shadow Investment Committee. He joined the firm in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm's proprietary municipal trading. Mr. McCray has nineteen years of investment experience and holds bachelor's degrees in finance and real estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in finance, accounting, and strategic management.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of April 30, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark V. McCray	PMF	13	5,590.64	2	817.24	17	1,510.77
	PCQ	13	5,740.89	2	817.24	17	1,510.77
	PNF	13	5,993.18	2	817.24	17	1,510.77

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

(a) (3) As of April 30, 2007, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

•

Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•

Amount and nature of assets managed by the portfolio manager;

•

Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•

Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•

Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•

Contributions to asset retention, gathering and client satisfaction;

•

Contributions to mentoring, coaching and/or supervising; and

•

Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 04/30/07.

PIMCO Municipal Income Fund PIMCO California Municipal Income Fund PIMCO New York Municipal Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark V. McCray	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May yet Be Purchased Under the Plans or Programs
May 2006	N/A	15.134	8,181	N/A
June 2006	N/A	14.687	8,415	N/A
July 2006	N/A	15.012	8,326	N/A
August 2006	N/A	15.71	8,031	N/A
September 2006	N/A	15.35	8,375	N/A
October 2006	N/A	15.495	8,400	N/A
November 2006	N/A	15.99	8,069	N/A
December 2006	N/A	16.17	16,179	N/A
January 2007	N/A	N/A	N/A	N/A
February 2007	N/A	16.37	8,081	N/A
March 2007	N/A	16.122	8,116	N/A
April 2007	N/A	16.882	7,651	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)    The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There have been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that materially affected or is reasonably likely to affect, the Registrant's financial control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO California Municipal Income Fund
By	/s/ Brian S. Shlissel
President and Chief Executive Officer
Date July 9, 2007
By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer
Date July 9, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date July 9, 2007